UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
TUTOR PERINI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! TUTOR PERINI CORPORATION 15901 OLDEN STREET SYLMAR, CA 91342 TUTOR PERINI CORPORATION 2024 Annual Meeting Vote by May 21, 2024 11:59 PM ET Vote in Person at the Meeting* May 22, 2024 11:30 AM Pacific Time 15901 Olden Street Sylmar, California 91342 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44035-P04953 You invested in TUTOR PERINI CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 22, 2024. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 8, 2024. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V44036-P04953 Voting Items Board Recommends 1. Election of Directors For Nominees: 01) Ronald N. Tutor 02) Peter Arkley 03) Jigisha Desai 04) Sidney J. Feltenstein 05) Robert C. Lieber 06) Dennis D. Oklak 07) Raymond R. Oneglia 08) Dale Anne Reiss 09) Shahrokh (“Rock”) Shah 2. Ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2024. For 3. Approve the compensation of the Company’s named executive officers on an advisory (non-binding) basis. For 4. Approve amendments to the Company’s Amended and Restated Articles of Organization and the Company’s Amended and Restated By-Laws to adopt a majority voting standard for uncontested elections of directors. For NOTE: Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.